EXHIBIT 10.1


                                 EXECUTION COPY

                                 THIRD AMENDMENT


               THIRD AMENDMENT, dated as of December 20, 2001 (this "THIRD AMENDMENT"), to the Credit Agreement, dated as of February 13, 1998 (as amended, supplemented, or otherwise modified from time to time, the "CREDIT AGREEMENT"), among NBC ACQUISITION CORP., a Delaware corporation ("HOLDINGS"), NEBRASKA BOOK COMPANY, INC., a Kansas corporation (the "BORROWER"), the several banks and other financial institutions or entities from time to time parties thereto (the "LENDERS") and JPMORGAN CHASE BANK, a New York banking corporation (f/k/a The Chase Manhattan Bank), as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").


                              W I T N E S S E T H:
                              - - - - - - - - - -


               WHEREAS,   Holdings,   the   Borrower,   the   Lenders   and  the
Administrative Agent are parties to the Credit Agreement;

               WHEREAS, the Borrower has requested that the Required Lenders amend the Credit Agreement as set forth herein;

               WHEREAS, the Required Lenders and the Administrative Agent are willing to agree to such amendment to the Credit Agreement, subject to the terms and conditions set forth herein;

               NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, Holdings, the Borrower, the Required Lenders and the Administrative Agent hereby agree as follows:

               1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

               2. AMENDMENT TO SECTION 7.8 (LIMITATION ON INVESTMENTS, LOANS AND ADVANCES). Section 7.8(h) is hereby amended by deleting clauses (i) and (ii) therefrom and substituting therefor the following: "(i) the aggregate purchase price for all such acquisitions shall not exceed $20,000,000, excluding any amounts attributed to acquisitions made prior to December 20, 2001, (ii) [INTENTIONALLY OMITTED],".

               3. REPRESENTATIONS AND WARRANTIES. Each of Holdings and the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement. Each of Holdings and the Borrower represents and warrants that, after giving effect to this Third Amendment, no Default or Event of Default has occurred and is continuing.

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               4. EFFECTIVENESS.  This Third Amendment shall become effective as of the date upon which the Administrative Agent receives counterparts of this Third Amendment duly executed by Holdings, the Borrower and the Required Lenders.

               5. CONTINUING EFFECT OF THE CREDIT AGREEMENT. This Third Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of any Loan Party that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

               6. COUNTERPARTS. This Third Amendment may be executed by the parties hereto in any number of separate counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument. This Third Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

               7. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.









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               IN WITNESS  WHEREOF,  the  parties  hereto have caused this Third
Amendment to be duly executed and delivered in New York, New York by their respective proper and duly authorized officers as of the day and year first above written.



                                        NBC ACQUISITION CORP.


                                        By:  /s/  Alan G. Siemek
                                          ----------------------------------
                                           Name:  Alan G. Siemek
                                           Title: Vice President and Treasurer


                                        NEBRASKA BOOK COMPANY, INC.


                                        By:  /s/  Alan G. Siemek
                                          ----------------------------------
                                           Name:  Alan G. Siemek
                                           Title: Treasurer and CFO


                                        JPMORGAN CHASE BANK,
                                         as Administrative Agent and as a Lender


                                        By:  /s/  Robert A. Krasnow
                                          ----------------------------------
                                           Name:  Robert A. Krasnow
                                           Title: Vice President


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                                        VAN KAMPEN
                                        PRIME RATE INCOME TRUST

                                        By: Van Kampen Investment Advisory Corp.


                                        By:  /s/  Darvin D. Pierce
                                        ----------------------------------
                                           Name:  Darvin D. Pierce
                                           Title: Executive Director





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                                       TRYON CLO LTD. 2000-I, as a Lender

                                       By:  Institutional Debt Management, Inc.,
                                       as Collateral Manager


                                       By:  /s/  Michael Audino
                                       ----------------------------------
                                          Name:  Michael Audino
                                          Title: Vice President





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                                       ELC (CAYMAN) LTD.,  as a Lender

                                       By:  Institutional Debt Management, Inc.,
                                       as Collateral Manager


                                       By:  /s/  Michael Audino
                                       ----------------------------------
                                          Name:  Michael Audino
                                          Title: Vice President





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                                       ELC (CAYMAN) LTD. 1999-II,  as a Lender

                                       By:  Institutional Debt Management, Inc.,
                                       as Collateral Manager


                                       By:  /s/  Michael Audino
                                       ----------------------------------
                                          Name:  Michael Audino
                                          Title: Vice President

                                        ELC (CAYMAN) LTD. 1999-III,  as a Lender

                                        By: Institutional Debt Management, Inc.,
                                        as Collateral Manager


                                        By:  /s/  Michael Audino
                                        ----------------------------------
                                           Name:  Michael Audino
                                           Title: Vice President





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                                       HELLER FINANCIAL, INC.

                                       By: HELLER FINANCIAL ASSET MANAGEMENT LLC
                                             Authorized Agent


                                        By:  /s/  Julia F. Maslanka
                                        ----------------------------------
                                           Name:  Julia F. Maslanka
                                           Title: Vice President





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                                          National City Bank
                                          ----------------------------------
                                          Name of Lender


                                          By:  /s/  Peter W. Richer
                                          ----------------------------------
                                             Name:  Peter W. Richer
                                             Title: Vice President





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                                           -------------------------------------
                                           Name of Lender
                                           Wells Fargo Bank, N.A.


                                           By:  /s/  Reginald M. Goldsmith, III
                                           ------------------------------------
                                              Name:  Reginald M. Goldsmith, III
                                              Title: Vice President